Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Allowance for doubtful accounts	$ 9,262	$ 8,791
Accounts receivable, net due from a related party	$ 2,010	$ 6,103
SINA shareholders' equity:
Ordinary shares, par value	$ 0.133	$ 0.133
Ordinary shares, shares authorized	150,000	150,000
Ordinary shares, shares issued	61,775	60,919
Ordinary shares, shares outstanding	61,775	60,919